Exhibit 99.2

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (“Cardinal Health’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by Cardinal Health should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by Cardinal Health may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Cardinal Health has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. Management encourages readers to rely upon the GAAP numbers, but includes the non-GAAP financial measures as supplemental metrics to assist readers. Definitions of the non-GAAP financial measures are included in the earnings release.

Non-GAAP operating earnings and presentations derived from it (growth rate calculation). Cardinal Health presents the non-GAAP financial measure “non-GAAP operating earnings” and presentations derived from this measure. This non-GAAP financial measure excludes special items and impairments, (gain)/loss on sale of assets and other, net.

A restructuring activity is a program whereby Cardinal Health fundamentally changes its operations such as closing facilities, moving a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. Restructuring charges are recognized in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” Under SFAS No. 146, a liability for a cost associated with an exit or disposal activity is recognized and measured initially at its fair value in the period in which it is incurred except for a liability for a one-time termination benefit which is recognized over its future service period.

Acquisition integration charges include costs to integrate acquired companies. Upon acquisition, certain integration charges are recognized as incurred within selling, general and administrative expenses in accordance with SFAS No. 141 and other integration charges are recognized as special items as incurred.

Cardinal Health recognizes income from the favorable outcome of legal settlements, judgments or other resolution of legal and regulatory matters as special items on the consolidated financial statements when the associated cash or assets are received. Generally, expenses due to the unfavorable outcome of legal settlements, judgments or other resolution of legal and regulatory matters (“litigation settlement losses”) are charged to the segment to which the matter relates and, as a result, are classified as selling, general and administrative expenses on Cardinal Health’s consolidated financial statements. In certain circumstances, significant litigation settlement losses are classified in special items on the consolidated statement of earnings. Factors considered in determining whether a particular litigation settlement loss should be classified in special items include the size of settlement, the nature of the matter (i.e., significant matters that are infrequent, non-recurring or unusual in nature are classified as special items), the age of the matter and the pervasiveness of the matter to the entire organization. Cardinal Health also classifies legal fees and document preservation and production costs incurred in connection with the previously-disclosed SEC investigation and related Audit Committee internal review and related matters as special items. For information regarding these investigations, see Cardinal Health’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as amended.

Cardinal Health classifies certain asset impairments related to restructurings in special items. Asset impairments and gains and losses from the sale of assets not eligible to be classified as special items or discontinued operations are classified within impairments, (gain)/loss on sale of assets and other, net within the consolidated statements of earnings.

For further discussion of items classified as special items and impairments, (gain)/loss on sale of assets and other, net, see the notes to the consolidated financial statements contained in Cardinal Health’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.

On July 10, 2009, Cardinal Health’s Board of Directors approved the spin-off (the “Spin-Off”) of Cardinal Health’s clinical and medical products businesses through the distribution of at least 80.1 percent of the outstanding common stock of the spin-off company, CareFusion Corporation (“CareFusion”), to Cardinal Health’s shareholders. Beginning the second quarter of fiscal 2009, this non-GAAP measure also excludes costs incurred in connection with the Spin-Off that are not included in special items or impairments, (gain)/loss on sale of assets and other, net. These costs are referred to hereinafter as the “Other Spin-Off Costs.”

Management uses non-GAAP operating earnings to evaluate Cardinal Health’s performance. As Cardinal Health’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of Cardinal Health’s core business. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that the measure excludes items that impact Cardinal Health’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to Cardinal Health. This limitation is best addressed by using this non-GAAP measure in combination with operating earnings (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing Cardinal Health’s performance, as well as the Other Spin-Off Costs.

Non-GAAP earnings from continuing operations and presentations derived from it (per share and growth rate calculations). Cardinal Health presents the non-GAAP financial measure “non-GAAP earnings from continuing operations” and presentations derived from this measure. This non-GAAP financial measure excludes special items, net of tax, and impairments, (gain)/loss on sale of assets and other, net, net of tax. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of Cardinal Health’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, this non-GAAP measure also excludes the Other Spin-Off Costs, net of tax.

Management uses this non-GAAP measure to evaluate Cardinal Health’s performance. As Cardinal Health’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of Cardinal Health’s core business. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact Cardinal Health’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to Cardinal Health. This limitation is best addressed by using this non-GAAP measure in combination with earnings from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing Cardinal Health’s performance, as well as the Other Spin-Off Costs.

Non-GAAP return on equity. Cardinal Health presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes special items, net of tax, and impairments, (gain)/loss on sale of assets and other, net, net of tax, from the numerator of the calculation. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of Cardinal Health’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, this non-GAAP financial measure also excludes the Other Spin-Off Costs, net of tax, from the numerator of the calculation. In addition, due to the classification of Cardinal Health’s former Pharmaceutical Technologies and Services segment (“PTS”) as discontinued operations during the second quarter of fiscal 2007, for the fiscal year ended June 30, 2008, the numerator in calculating this non-GAAP financial measure also excludes a loss of $7.6 million on the sale of PTS recorded, net of tax, in discontinued operations. The adjustment related to the PTS sale is referred to hereinafter as the “PTS Adjustment.”

Management uses this non-GAAP measure to evaluate Cardinal Health’s performance. As Cardinal Health’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of Cardinal Health’s core business. The Other Spin-Off Costs and PTS Adjustment are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact Cardinal Health’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to Cardinal Health. This limitation is best addressed by using this non-GAAP measure in combination with return on equity (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing Cardinal Health’s performance, as well as the Other Spin-Off Costs and the PTS Adjustment.

Non-GAAP return on invested capital. Cardinal Health presents the non-GAAP financial measure “non-GAAP return on invested capital.” This non-GAAP financial measure excludes special items, net of tax, and impairments, (gain)/loss on sale of assets and other, net, net of tax, from the numerator of the calculation. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of Cardinal Health’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, non-GAAP financial measure also excludes the Other Spin-Off Costs, net of tax, from the numerator of the calculation. Due to the classification of Cardinal Health’s former PTS segment as discontinued operations during the second quarter of fiscal 2007, for the fiscal year ended June 30, 2008, the numerator in calculating this non-GAAP financial measure also excludes the PTS Adjustment.

Management uses this non-GAAP measure to evaluate Cardinal Health’s performance. As Cardinal Health’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of Cardinal Health’s core business. The Other Spin-Off Costs and PTS Adjustment are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact Cardinal Health’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to Cardinal Health. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing Cardinal Health’s performance, as well as the Other Spin-Off Costs and PTS Adjustment.

Non-GAAP effective tax rate from continuing operations. Cardinal Health presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes special items and impairments, (gain)/loss on sale of assets and other, net from the denominator of the calculation and the tax effect of special items and impairments, (gain)/loss on sale of assets and other, net from the numerator of the calculation. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of Cardinal Health’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, this non-GAAP financial measure excludes the Other Spin-Off Costs from the denominator of the calculation and the tax effect of the Other Spin-Off Costs from the numerator of the calculation. Management uses this non-GAAP measure to evaluate Cardinal Health’s performance because special items and impairments, (gain)/loss on sale of assets and other, net may be taxed differently than other items. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact Cardinal Health’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to Cardinal Health. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be lower than the most comparable GAAP measure. Management believes that investors may find this non-GAAP measure useful to evaluate Cardinal Health’s future performance because special items and impairments, (gain)/loss on sale of assets and other, net may have a different tax impact than other items, as well as the Other Spin-Off Costs.

Net debt to capital. Cardinal Health also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce Cardinal Health’s debt obligations.

The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less Cardinal Health debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be lower than the most comparable GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.

CareFusion adjusted diluted earnings per share. CareFusion presents the non-GAAP financial measure “adjusted diluted earnings per share.” This non-GAAP financial measure excludes merger integration and restructuring costs (which includes one-time costs associated with the Spin-Off) and acquired in-process research and development.

A restructuring activity is a program whereby CareFusion fundamentally changes its operations such as closing facilities, moving a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. Restructuring charges are recorded in accordance with SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” Under SFAS No. 146, a liability is measured at its fair value and recognized as incurred. Acquired in-process research and development (“IPR&D”) costs include the write-off of research and development projects in process at the time of acquisition, which had not yet reached technological feasibility and were deemed to have no alternative future use.

CareFusion management uses this non-GAAP measure to evaluate CareFusion’s performance. As CareFusion’s core business is providing healthcare products and services to the healthcare industry, its management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities and integrating acquisitions. While these items may be recurring, CareFusion management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of CareFusion’s core business.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact CareFusion’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to CareFusion. This limitation is best addressed by using this non-GAAP measure in combination with diluted earnings per share (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. CareFusion management believes that investors may find it useful to evaluate the components of merger integration and restructuring costs and acquired in-process research and development separately and in the aggregate when reviewing CareFusion’s performance.